Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
Second Quarter 2012 Results

Company Release – July 26, 2012

• Quarterly net income of $0.15 per common share; year-to-date return on assets of 1.14%
• Fifth consecutive quarterly cash dividend increase from $0.07 to $0.09
• 2.2 million common shares repurchased
• Maintained strong asset quality metrics as classified loans declined by 13% during the quarter
• Consistent earnings complement National Penn’s solid balance sheet

BOYERTOWN, PA., July 26, 2012 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $22.4 million, or $0.15 per diluted share, for the second quarter of 2012, compared to $25.3 million, or $0.17 per diluted share, for the first quarter of 2012.  First quarter 2012 included an after tax unrealized fair value gain of $0.01 per common share on National Penn’s trust preferred securities (Nasdaq: NPBCO).  For the second quarter of 2011, net income available to common shareholders totaled $23.2 million, or $0.15 per diluted share. Year-to-date 2012 net income available to common shareholders totaled $47.8 million, or $0.31 per diluted share, an increase of 23% from $38.8 million, or $0.26 per diluted share, in the prior year.

Return on average assets was 1.14% for the first six months of 2012.  Supported by the strength of National Penn’s capital position, the quarterly common stock cash dividend was increased for the fifth consecutive quarter to $0.09 per share for the third quarter.  Also during the second quarter, National Penn repurchased approximately 2.2 million common shares under the previously announced program authorizing the repurchase of up to 7.5 million shares.

“The consistency of our financial results is a reflection of our culture of delivering on our strategic objectives every day with a sense of urgency and accountability,” said Scott V. Fainor, president and CEO of National Penn.  “The strength of our balance sheet continues to provide opportunities to enhance shareholder value through increasing dividends and returning capital to our shareholders.”

Due to the continued low interest rate environment, net interest income contracted slightly for the quarter ended June 30, 2012 and totaled $63.2 million compared to $63.8 million in the first quarter.  Net interest margin for the second quarter was 3.48% compared to 3.55% for the first quarter of 2012 and 3.53% a year ago.  Average loans and leases grew by $17.6 million in the second quarter of 2012.  The increase was primarily attributable to growth in commercial loans.  The balance of total consumer loans, including residential mortgages, was stable on a linked-quarter basis as a result of prepayments and the sale of residential mortgage loans in the secondary market. A decline in loan and investment yields due to lower reinvestment rates was mitigated by continued efforts to manage funding costs, as total deposit costs declined by four basis points during the second quarter to 0.47%.  The maturity of $80 million of FHLB advances during the second quarter 2012 also provided some benefit to net interest margin.

A significant decline in classified loans contributed to National Penn’s strong asset quality metrics.  Classified loans declined 25% since June 30, 2011, of which 13% occurred during the second quarter of 2012.  The continuing positive trend in classified loans, as well as an 11% decline in non-performing loans and stable net charge-offs in the second quarter, resulted in a provision for loan and lease losses of $2.0 million, consistent with the provision in the prior quarter.  The coverage ratio of allowance for loan and lease losses to non-performing loans was 198% at June 30, 2012.

Total fee income from banking, wealth and insurance operations remained stable on a linked-quarter basis.  Ongoing evaluation and management of expenses resulted in a stable efficiency ratio at 58.4%1 for the quarter ended June 30, 2012.

Strong internal generation of capital provided the basis for the increased quarterly dividend and share repurchases in the quarter and continued to support National Penn’s substantial capital position.  As of June 30, 2012, the ratio of tangible common equity to tangible assets was 11.43%1 and the tier 1 common and total capital ratios were 15.04% and 18.71%, respectively.

Scott V. Fainor stated “The National Penn team has once again delivered solid returns during this period of slow economic recovery.  We remain competitively positioned and focused on utilizing the significant strength of our balance sheet to continue to enhance shareholder value going forward.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com
__________
# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.4 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 121 branch offices comprising 120 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•  Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.

•  Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.

•  Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•  Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

 National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act),  deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, National Penn’s ability to raise capital and maintain capital levels; increases in operating costs (including those mandated by National Penn’s regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited, dollars in thousands except share and per share data
	As of
	6/30/2012	3/31/2012	6/30/2011
SUMMARY BALANCE SHEET
Total assets	$8,395,864	$8,524,035	$8,633,141
Investment securities and other securities	2,316,894	2,335,421	2,290,568
Total loans and leases	5,210,767	5,201,656	5,178,926
Deposits	5,845,543	5,888,383	5,944,161
Borrowings	1,298,477	1,387,235	1,515,611
Shareholders' equity	1,199,760	1,200,830	1,133,513
Tangible book value per common share (2)	$6.18	$6.09	$5.65
Tangible common equity / tangible assets (2)	11.43%	11.25%	10.25%

	Three Months Ended			Six Months Ended
	6/30/2012	3/31/2012	6/30/2011	6/30/2012	6/30/2011
EARNINGS
Total interest income	$79,896	$81,414	$87,740	$161,310	$177,098
Total interest expense	16,697	17,596	22,745	34,293	46,133
Net interest income	63,199	63,818	64,995	127,017	130,965
Provision for loan and lease losses	2,000	2,000	3,000	4,000	13,000
Net interest income after provision for loan and lease losses	61,199	61,818	61,995	123,017	117,965
Net (losses) gains from fair value changes on subordinated debentures	(810)	1,645	(430)	835	(481)
Net (losses) gains on investment securities	(277)	-	-	(277)	-
Other non-interest income	21,543	22,596	22,818	44,139	47,053
Other non-interest expense	52,269	52,440	54,121	104,709	110,958
Income before income taxes	29,386	33,619	30,262	63,005	53,579
Income tax expense	6,938	8,317	7,054	15,255	11,591
Net income	22,448	25,302	23,208	47,750	41,988
Preferred dividends and accretion of preferred discount	-	-	-	-	(1,691)
Accelerated accretion from redemption of preferred stock	-	-	-	-	(1,452)
Net income available to common shareholders	$22,448	$25,302	$23,208	$47,750	$38,845

PERFORMANCE RATIOS
Net interest margin	3.48%	3.55%	3.53%	3.52%	3.56%
Return on average assets	1.07%	1.21%	1.08%	1.14%	0.98%
Adjusted return on average assets (3)	1.09%	1.16%	1.08%	1.13%	0.95%
Return on average total shareholders' equity	7.50%	8.56%	8.37%	8.03%	7.35%
Return on average tangible common equity (1)	9.69%	11.12%	11.16%	10.40%	9.65%
Efficiency ratio (4)	58.42%	57.47%	58.25%	57.94%	58.94%

PER SHARE
Basic earnings available to common shareholders	$0.15	$0.17	$0.15	$0.31	$0.26
Diluted earnings available to common shareholders	0.15	0.17	0.15	0.31	0.26
Dividends per common share	0.07	0.05	0.01	0.12	0.02
Average shares - basic	151,732,402	152,099,546	151,601,052	151,915,974	151,034,207
Average shares - diluted	152,011,995	152,392,315	151,835,402	152,202,155	151,303,597

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended			Six Months Ended
	6/30/2012	3/31/2012	6/30/2011	6/30/2012	6/30/2011
Return on average tangible common equity
Return on average shareholders' equity	7.50%	8.56%	8.37%	8.03%	7.35%
Effect of preferred equity	-	-	-	-	-0.17%
Effect of goodwill and intangibles	2.19%	2.56%	2.79%	2.37%	2.47%
Return on average tangible common equity	9.69%	11.12%	11.16%	10.40%	9.65%
Average tangible equity:
Average shareholders' equity	$1,203,757	$1,188,384	$1,112,114	$1,196,071	$1,151,379
Average preferred equity	-	-	-	-	(60,710)
Average goodwill and intangibles	(271,990)	(273,360)	(278,022)	(272,675)	(278,820)
Average total tangible common equity	$931,767	$915,024	$834,092	$923,396	$811,849

Adjusted net income reconciliation
Net income available to common shareholders	$22,448	$25,302	$23,208	$47,750	$38,845
After tax unrealized fair market value loss (gain) on subordinated debentures	527	(1,069)	280	(543)	313
Accelerated accretion from redemption of preferred stock	-	-	-	-	1,452
Adjusted net income available to common shareholders	$22,975	$24,233	$23,488	$47,207	$40,610

Earnings per share
Net income available to common shareholders	$0.15	$0.17	$0.15	$0.31	$0.26
After tax unrealized fair market value loss (gain) on subordinated debentures	-	(0.01)	-	(0.01)	-
Accelerated accretion from redemption of preferred stock	-	-	-	-	0.01
Adjusted net income available to common shareholders	$0.15	$0.16	$0.15	$0.30	$0.27

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited, dollars in thousands except share and per share data	As of
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
BALANCE SHEET - ASSETS
Cash and due from banks	$115,564	$108,752	$129,637	$116,057	$105,918
Interest-earning deposits with banks	221,419	344,427	321,885	422,942	513,132
Total cash and cash equivalents	336,983	453,179	451,522	538,999	619,050

Investment securities available-for-sale, at fair value	1,769,359	1,779,613	1,747,019	1,790,654	1,696,682
Investment securities held-to-maturity	481,341	487,507	496,574	509,773	518,578
Other securities	66,194	68,301	70,518	72,851	75,308
Loans held-for-sale	16,908	16,909	12,216	17,144	8,852

Loans and leases	5,193,859	5,184,747	5,175,885	5,144,131	5,170,074
Allowance for loan and lease losses	(116,650)	(121,452)	(126,640)	(131,073)	(137,909)
Loans and leases, net	5,077,209	5,063,295	5,049,245	5,013,058	5,032,165

Premises and equipment, net	96,566	95,937	96,198	100,880	103,017
Accrued interest receivable	30,511	31,241	30,991	33,110	31,862
Bank owned life insurance	140,747	139,507	138,274	137,017	136,606
Other real estate owned and other repossessed assets	7,201	7,647	7,716	8,029	8,407
Goodwill	258,279	258,279	258,279	258,279	258,279
Other intangible assets, net	13,085	14,408	15,770	17,370	18,970
Unconsolidated investments under the equity method	10,109	11,699	12,173	11,927	12,327
Other assets	91,372	96,513	99,786	102,550	113,038
TOTAL ASSETS	$8,395,864	$8,524,035	$8,486,281	$8,611,641	$8,633,141

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$903,766	$884,025	$863,703	$833,311	$839,811
Interest bearing deposits	4,941,777	5,004,358	5,011,116	5,159,680	5,104,350
Total deposits	5,845,543	5,888,383	5,874,819	5,992,991	5,944,161

Customer repurchase agreements	533,389	542,706	523,978	500,099	573,628
Structured repurchase agreements	85,000	85,000	85,000	140,000	165,000
Short-term borrowings	-	-	-	6,400	6,390
Federal Home Loan Bank advances	535,613	615,863	616,111	619,946	627,332
Subordinated debentures	144,475	143,666	145,310	143,767	143,261
Accrued interest payable and other liabilities	52,084	47,587	60,376	44,234	39,856
TOTAL LIABILITIES	7,196,104	7,323,205	7,305,594	7,447,437	7,499,628

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,386,177	1,384,657	1,383,082	1,380,728	1,379,690
Accumulated deficit	(193,715)	(205,497)	(223,189)	(237,862)	(258,125)
Accumulated other comprehensive income	25,435	21,670	20,794	21,338	11,948
Treasury stock	(18,137)	-	-	-	-
TOTAL SHAREHOLDERS' EQUITY	1,199,760	1,200,830	1,180,687	1,164,204	1,133,513

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,395,864	$8,524,035	$8,486,281	$8,611,641	$8,633,141

COMMON SHARE AND PER SHARE DATA
Book value	$7.98	$7.88	$7.77	$7.67	$7.47
Tangible book value (2)	$6.18	$6.09	$5.97	$5.86	$5.65
Dividends	$0.07	$0.05	$0.04	$0.03	$0.01
Shares outstanding (end of period, net of treasury)	150,258,232	152,295,895	151,883,036	151,714,696	151,660,444

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,199,760	$1,200,830	$1,180,687	$1,164,204	$1,133,513
Goodwill and intangibles	(271,364)	(272,687)	(274,049)	(275,649)	(277,249)
Tangible common equity	$928,396	$928,143	$906,638	$888,555	$856,264
Common shares outstanding	150,258,232	152,295,895	151,883,036	151,714,696	151,660,444
Tangible book value per share	$6.18	$6.09	$5.97	$5.86	$5.65

Total assets	$8,395,864	$8,524,035	$8,486,281	$8,611,641	$8,633,141
Goodwill and intangibles	(271,364)	(272,687)	(274,049)	(275,649)	(277,249)
Tangible assets	$8,124,500	$8,251,348	$8,212,232	$8,335,992	$8,355,892
Tangible common equity/tangible assets	11.43%	11.25%	11.04%	10.66%	10.25%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income available to common shareholders (1)	$22,975	$24,233	$23,176	$24,813	$23,208
Average assets	$8,473,164	$8,397,381	$8,525,271	$8,588,269	$8,599,923
Adjusted return on average assets (annualized)	1.09%	1.16%	1.08%	1.15%	1.08%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended					For the Six Months Ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	6/30/2012	6/30/2011
INTEREST INCOME
Loans and leases, including fees	$61,116	$62,291	$64,040	$65,795	$67,553	$123,407	$136,781
Investment securities
Taxable	10,941	11,209	11,310	11,591	11,552	22,150	22,909
Tax-exempt	7,636	7,781	8,076	8,337	8,401	15,417	16,894
Deposits with banks	203	133	255	332	234	336	514
Total interest income	79,896	81,414	83,681	86,055	87,740	161,310	177,098
INTEREST EXPENSE
Deposits	6,879	7,294	8,272	9,881	10,974	14,173	22,381
Customer repurchase agreements	545	550	556	593	645	1,095	1,357
Structured repurchase agreements	915	915	1,316	1,697	1,701	1,830	3,384
Short-term borrowings	-	-	-	-	-	-	-
Federal Home Loan Bank advances	6,501	6,967	6,987	7,073	7,039	13,468	14,256
Subordinated debentures	1,857	1,870	2,029	2,394	2,386	3,727	4,755
Total interest expense	16,697	17,596	19,160	21,638	22,745	34,293	46,133
Net interest income	63,199	63,818	64,521	64,417	64,995	127,017	130,965
Provision for loan and lease losses	2,000	2,000	2,000	-	3,000	4,000	13,000
Net interest income after provision for loan and lease losses	61,199	61,818	62,521	64,417	61,995	123,017	117,965
NON-INTEREST INCOME
Wealth management income	6,005	6,161	5,616	6,227	5,856	12,166	11,780
Service charges on deposit accounts	3,753	3,823	4,608	4,880	4,616	7,576	9,280
Insurance commissions and fees	3,211	3,296	3,107	3,406	3,520	6,507	6,741
Cash management and electronic banking fees	4,707	4,420	4,613	4,590	4,645	9,127	9,016
Mortgage banking income	1,511	1,335	1,481	1,349	1,014	2,846	2,094
Bank owned life insurance income	1,255	1,209	1,288	1,733	1,233	2,464	2,453
Earnings (losses) of unconsolidated investments	108	(74)	246	99	116	34	1,816
Other operating income	993	2,426	2,019	2,339	1,818	3,419	3,873
Loss on sale of building	-	-	-	(1,000)	-	-	-
Net (losses) gains from fair value changes on subordinated debentures	(810)	1,645	(1,543)	(506)	(430)	835	(481)
Loss on debt extinguishment	-	-	(1,635)	(998)	-	-	-
Net (losses) gains on sales of investment securities	(123)	-	1,697	1,022	-	(123)	-
Impairment losses on investment securities:
Credit related losses on investment securities	(154)	-	-	-	-	(154)	-
Non credit-related losses on securities not expected to be sold
recognized in other comprehensive loss before tax	-	-	-	-	-	-	-
Net impairment losses on investment securities	(154)	-	-	-	-	(154)	-
Total non-interest income	20,456	24,241	21,497	23,141	22,388	44,697	46,572
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,234	31,381	29,598	30,809	30,408	62,615	61,857
Premises and equipment	7,349	6,853	7,652	7,228	6,787	14,202	14,059
FDIC insurance	1,211	1,264	1,442	2,213	2,726	2,475	6,183
Corporate reorganization expense	-	-	2,200	-	-	-	-
Other operating expenses	12,475	12,942	16,494	14,803	14,200	25,417	28,859
Total non-interest expense	52,269	52,440	57,386	55,053	54,121	104,709	110,958
Income before income taxes	29,386	33,619	26,632	32,505	30,262	63,005	53,579
Income tax expense	6,938	8,317	5,889	7,692	7,054	15,255	11,591
NET INCOME	22,448	25,302	20,743	24,813	23,208	47,750	41,988
Preferred dividends and accretion of preferred discount	-	-	-	-	-	-	(1,691)
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	-	(1,452)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$22,448	$25,302	$20,743	$24,813	$23,208	$47,750	$38,845

PER SHARE OF COMMON STOCK
Basic earnings available to common shareholders	$0.15	$0.17	$0.14	$0.16	$0.15	$0.31	$0.26
Diluted earnings available to common shareholders	$0.15	$0.17	$0.14	$0.16	$0.15	$0.31	$0.26
Average shares - basic	151,732,402	152,099,546	151,773,327	151,693,223	151,601,052	151,915,974	151,034,207
Average shares - diluted	152,011,995	152,392,315	152,068,706	151,927,269	151,835,402	152,202,155	151,303,597

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.07%	1.21%	0.97%	1.15%	1.08%	1.14%	0.98%
Adjusted return on assets (3)	1.09%	1.16%	1.08%	1.15%	1.08%	1.13%	0.95%
Return on total equity	7.50%	8.56%	7.02%	8.59%	8.37%	8.03%	7.35%
Return on common equity	7.50%	8.56%	7.02%	8.59%	8.37%	8.03%	7.18%
Return on tangible common equity (1)	9.69%	11.12%	9.17%	11.33%	11.16%	10.40%	9.65%
Efficiency ratio (4)	58.42%	57.47%	59.73%	58.54%	58.25%	57.94%	58.94%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$52,269	$52,440	$57,386	$55,053	$54,121	$104,709	$110,958
Less:
Corporate reorganization expense	-	-	2,200	-	-	-	-
Operating expenses	$52,269	$52,440	$55,186	$55,053	$54,121	$104,709	$110,958

Net interest income (taxable equivalent)	$67,929	$68,645	$69,409	$69,426	$70,087	$136,574	$141,199

Non-interest income	20,456	24,241	21,497	23,141	22,388	44,697	46,572
Less:
Loss on sale of building	-	-	-	(1,000)	-	-	-
Loss on debt extinguishment	-	-	(1,635)	(998)	-	-	-
Net (losses) gains from fair value changes on subordinated debentures	(810)	1,645	(1,543)	(506)	(430)	835	(481)
Net (losses) gains on investment securities	(277)	-	1,697	1,022	-	(277)	-
Adjusted revenue	$89,472	$91,241	$92,387	$94,049	$92,905	$180,713	$188,252

Efficiency Ratio	58.42%	57.47%	59.73%	58.54%	58.25%	57.94%	58.94%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited, dollars in thousands except share and per share data
	As of and for the Quarter Ended					For the Six Months Ended
CHARGE-OFFS	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	6/30/2012	6/30/2011

Loan charge-offs	$7,907	$8,722	$9,896	$8,374	$10,512	$16,629	$29,265
Recoveries on loans	(1,105)	(1,534)	(3,463)	(1,538)	(2,461)	(2,639)	(4,120)
Net loan charge-offs	$6,802	$7,188	$6,433	$6,836	$8,051	$13,990	$25,145
Net loan charge-offs to average loans (annualized)	0.53%	0.56%	0.50%	0.53%	0.61%	0.54%	0.96%

NET CHARGE-OFF DETAIL
Commercial and industrial loans and leases	$5,196	$1,925	$2,648	$1,962	$5,066	$7,121	$14,385

Commercial real estate-permanent	595	1,933	517	83	1,242	2,528	5,188
Commercial real estate-construction	(148)	673	(1,337)	2,637	828	525	1,701
Total commercial real estate loans	447	2,606	(820)	2,720	2,070	3,053	6,889

Residential mortgages	328	560	993	998	483	888	2,126
Home equity lines and loans	404	1,855	2,429	596	833	2,259	1,991
All other consumer loans	427	242	1,183	560	(401)	669	(246)
Total consumer loans	1,159	2,657	4,605	2,154	915	3,816	3,871

Net loans charged-off	$6,802	$7,188	$6,433	$6,836	$8,051	$13,990	$25,145

	As of
ASSET QUALITY AND OTHER DATA	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Non-accrual commercial and industrial loans and leases	$33,984	$32,485	$31,081	$29,995	$31,275

Non-accrual commercial real estate-permanent	2,999	5,156	7,403	8,314	11,879
Non-accrual commercial real estate-construction	6,959	14,336	12,218	14,549	15,844
Total non-accrual commercial real estate loans	9,958	19,492	19,621	22,863	27,723

Non-accrual residential mortgages	4,301	4,077	4,504	4,472	5,196
Non-accrual home equity lines and loans	2,555	2,110	3,046	1,763	1,527
All other non-accrual consumer loans	1,753	1,695	3,176	1,907	2,062
Total non-accrual consumer loans	8,609	7,882	10,726	8,142	8,785

Total non-accrual loans	52,551	59,859	61,428	61,000	67,783

Restructured loans	6,468	6,506	5,548	4,372	3,833
Total non-performing loans	59,019	66,365	66,976	65,372	71,616

Other real estate owned and repossessed assets	7,201	7,647	7,716	8,029	8,407
Total non-performing assets	66,220	74,012	74,692	73,401	80,023

Loans 90+ days past due & still accruing	3,426	1,588	2,010	1,408	1,567
Total non-performing assets and loans 90+ days past due	$69,646	$75,600	$76,702	$74,809	$81,590

Allowance for loan and lease losses	$116,650	$121,452	$126,640	$131,073	$137,909
Allowance for loan and lease losses/non-performing loans	197.6%	183.0%	189.1%	200.5%	192.6%
Allowance for loan and lease losses/non-performing assets and loans 90+ days past due	167.5%	160.7%	165.1%	175.2%	169.0%
Allowance for loan and lease losses/total loans and leases	2.24%	2.33%	2.44%	2.54%	2.66%
Provision/charge-offs, net	29.4%	27.8%	31.1%	0.0%	37.3%
Classified loans	$301,542	$347,033	$370,439	$374,850	$403,145
Classified loans/total loans and leases	5.79%	6.67%	7.14%	7.26%	7.78%
Delinquent loans (a)	$24,144	$24,068	$24,801	$28,824	$20,413
Delinquent loans/total loans and leases	0.46%	0.46%	0.48%	0.56%	0.39%

	As of
REGULATORY CAPITAL DATA	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Tier 1 Capital	$1,008,052	$1,005,009	$978,302	$955,766	$922,457
Tier 1 Leverage Ratio	12.44%	12.53%	12.00%	11.63%	11.20%
Tier 1 Ratio (%)	17.45%	17.46%	17.12%	16.85%	16.43%
Total Capital	$1,080,807	$1,077,587	$1,050,417	$1,027,393	$992,729
Total Capital Ratio (%)	18.71%	18.72%	18.38%	18.12%	17.68%
Total Risk-Weighted Assets	$5,776,537	$5,757,306	$5,714,643	$5,670,722	$5,615,341

(a) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Earning Assets / Liabilities
Loan portfolio composition (regulatory):
Commercial / industrial	$856,237	$853,379	$833,534	$813,356	$838,489
Commercial real estate (a)	1,759,792	1,753,986	1,737,383	1,697,975	1,715,616
Residential mortgage	1,262,633	1,269,505	1,270,896	1,272,478	1,295,463
Real estate construction and land development	194,942	210,976	212,306	216,250	207,643
Home equity	765,902	756,803	771,792	766,299	764,467
Consumer	207,999	210,069	209,082	213,014	213,570
Other loans	163,262	146,938	153,108	181,903	143,678
Total loans	5,210,767	5,201,656	5,188,101	5,161,275	5,178,926

Investment securities and other securities	2,316,894	2,335,421	2,314,111	2,373,278	2,290,568
Other earning assets	221,419	344,427	321,885	422,942	513,132
Total earning assets (net of loan loss reserve)	$7,632,430	$7,760,052	$7,697,457	$7,826,422	$7,844,717
(a) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial loans and leases
Business purpose, real estate secured	$879,413	$864,284	$895,028	$892,952	$884,606
Business purpose, not secured by real estate	975,852	963,641	919,720	927,631	913,115
Owner occupied commercial real estate
- Permanent	572,686	572,103	563,963	566,732	577,092
- Construction / development	36,451	38,546	36,631	28,927	27,003
Leasing	2,670	3,330	4,685	5,796	7,125
Total commercial & industrial loans and leases	2,467,072	2,441,904	2,420,027	2,422,038	2,408,941

Commercial real estate
Non-owner occupied
- Permanent	874,570	878,499	855,524	798,106	818,564
- Construction / development	140,751	151,697	156,064	168,537	171,063
Total commercial real estate	1,015,321	1,030,196	1,011,588	966,643	989,627

Consumer loans
Residential mortgage (personal purpose)
Permanent	688,171	686,974	704,655	709,342	719,578
Construction	6,806	7,835	5,667	7,606	5,909
Total residential mortgages	694,977	694,809	710,322	716,948	725,487

Home equity loans and direct installment loans	291,383	315,419	337,242	362,808	388,173
Home equity lines of credit	452,599	421,897	410,316	394,386	367,127
Total home equity lines and loans	743,982	737,316	747,558	757,194	755,300

Private banking credit lines	107,398	114,667	121,296	112,011	119,850
Indirect vehicle loans and other	165,109	165,855	165,094	169,297	170,869
All other consumer loans	272,507	280,522	286,390	281,308	290,719
Total consumer loans	1,711,466	1,712,647	1,744,270	1,755,450	1,771,506

Loans and leases	5,193,859	5,184,747	5,175,885	5,144,131	5,170,074

Loans held-for-sale	16,908	16,909	12,216	17,144	8,852

Total loans and leases	$5,210,767	$5,201,656	$5,188,101	$5,161,275	$5,178,926

Deposit composition:
Savings	$497,640	$495,191	$454,003	$451,767	$464,055
NOW accounts	1,317,399	1,294,591	1,293,148	1,311,819	1,158,161
Money market accounts	1,641,947	1,698,427	1,686,909	1,651,185	1,631,779
CDs less than $100k	1,063,688	1,089,601	1,138,908	1,213,798	1,261,026
CDs $100k or greater	421,103	426,548	438,148	531,111	589,329
Total interest bearing deposits	4,941,777	5,004,358	5,011,116	5,159,680	5,104,350

Non-interest bearing deposits	903,766	884,025	863,703	833,311	839,811

Total deposits	$5,845,543	$5,888,383	$5,874,819	$5,992,991	$5,944,161

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Six Months, as of
	6/30/2012		3/31/2012		12/31/2011		9/30/2011		6/30/2011		6/30/2012		6/30/2011
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,196,803	4.78%	$5,179,220	4.89%	$5,149,546	4.99%	$5,122,557	5.15%	$5,228,365	5.24%	$5,188,012	4.83%	$5,269,556	5.29%
Investment securities*	2,319,392	3.93%	2,318,109	4.02%	2,355,178	3.97%	2,287,630	4.21%	2,258,355	4.32%	2,318,751	3.98%	2,251,921	4.35%
Interest earning deposits	334,935	0.24%	278,140	0.19%	390,228	0.26%	543,410	0.24%	467,157	0.20%	306,537	0.22%	487,806	0.21%

Total earning assets	7,851,130	4.34%	7,775,469	4.46%	7,894,952	4.45%	7,953,597	4.54%	7,953,877	4.68%	7,813,300	4.40%	8,009,283	4.72%
Total assets	8,473,164		8,397,381		8,525,271		8,588,269		8,599,923		8,435,272		8,650,505

Savings	494,800	0.12%	471,562	0.13%	454,688	0.15%	456,271	0.18%	462,870	0.18%	483,181	0.13%	452,905	0.19%
NOW accounts	1,343,961	0.15%	1,238,704	0.15%	1,269,670	0.17%	1,211,663	0.18%	1,188,644	0.22%	1,291,332	0.15%	1,168,927	0.22%
Money market accounts	1,664,315	0.37%	1,679,232	0.40%	1,669,090	0.44%	1,647,975	0.59%	1,638,733	0.60%	1,671,773	0.38%	1,647,348	0.59%
CDs	1,499,016	1.27%	1,542,539	1.31%	1,668,098	1.36%	1,798,414	1.47%	1,857,969	1.66%	1,520,777	1.29%	1,873,435	1.71%

Total interest bearing deposits	5,002,092	0.55%	4,932,037	0.59%	5,061,546	0.65%	5,114,323	0.77%	5,148,216	0.85%	4,967,063	0.57%	5,142,615	0.88%

Non-interest bearing deposits	891,739		852,730		835,699		837,953		837,635		872,234		825,736
Total deposits	5,893,831	0.47%	5,784,767	0.51%	5,897,245	0.56%	5,952,276	0.66%	5,985,851	0.74%	5,839,297	0.49%	5,968,351	0.76%

Customer repurchase agreements	525,142	0.42%	524,575	0.42%	514,961	0.43%	512,847	0.46%	522,147	0.50%	524,859	0.42%	534,057	0.51%
Structured repurchase agreements	85,000	4.33%	85,000	4.33%	128,968	4.05%	163,098	4.13%	165,000	4.13%	85,000	4.33%	165,000	4.14%
Short-term borrowings	-	0.00%	-	0.00%	6,638	0.00%	6,732	0.00%	6,713	0.00%	-	0.00%	6,781	0.00%
Federal Home Loan Bank advances	575,725	4.54%	615,983	4.55%	616,411	4.50%	623,713	4.50%	627,525	4.50%	595,854	4.55%	639,301	4.50%
Subordinated debentures	143,683	5.20%	145,274	5.18%	143,800	5.60%	143,266	6.63%	142,836	6.70%	144,479	5.19%	142,808	6.72%
Total deposits and borrowings	7,223,381	0.93%	7,155,599	0.99%	7,308,023	1.04%	7,401,932	1.16%	7,450,072	1.22%	7,189,489	0.96%	7,456,298	1.25%
Total interest bearing liabilities	$6,331,642	1.06%	$6,302,869	1.12%	$6,472,324	1.17%	$6,563,979	1.31%	$6,612,437	1.38%	$6,317,255	1.09%	6,630,562	1.40%

Net interest margin (FTE)		3.48%		3.55%		3.49%		3.46%		3.53%		3.52%		3.56%

Wealth assets:
Assets under administration	$4,361,134		$4,382,922		$4,197,612		$4,067,918		$4,364,447
Assets under management	2,284,489		2,269,351		2,141,737		2,118,076		2,247,042
(included above)

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2012

Unaudited
	Quarterly, as of
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total number of retail branch offices	120	120	121	122	122
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	122	122	128	129	131

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	-	-	-	-	-
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	121	121	122	123	123
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	123	123	129	130	132

EOP employees (full-time equivalent)	1,690	1,681	1,688	1,683	1,700